Exhibit 99.1

Saga Communications, Inc. Reports 4th Quarter and Year End 2015 Results Free Cash Flow increased 2.9% for the Year

GROSSE POINTE FARMS, Mich., March 8, 2016 /PRNewswire/ -- Saga Communications, Inc. (NYSE MKT: SGA) today reported free cash flow increased 2.2% to $6.8 million for the quarter ended December 31, 2015. Gross revenue without political increased 2.1% for the quarter. Net revenue (including political) decreased 2.1% to $35.6 million. Station operating expense increased 1.0% to $25.9 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income decreased $1.4 million primarily due to the recognition of a $1.2 million gain during the 4th Quarter of 2014 in other operating income from the sale of four of the Company's radio networks and the non-cash impairment charge of $1.9 million during the quarter in 2014 compared to $874 thousand in 2015. Net income for the period was $3.7 million ($0.63 per fully diluted share).

Free cash flow increased 2.9% to $21.6 million for the year ended December 31, 2015. Gross revenue without political increased 0.7% for the year. Net revenue (including political) decreased 0.9% to $132.9 million. Station operating expense decreased 1.2% to $97.3 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income decreased $1.9 million. Net income for the year was $13.4 million ($2.29 per fully diluted share).

Capital expenditures were down $600 thousand to $1.1 million in the 4th quarter compared to $1.7 million for the same period last year. For the year capital expenditures were approximately even with last year at $5.5 million. The Company currently expects to spend approximately $5.0 million to $5.5 million for capital expenditures during 2016.

During the 4th Quarter the Company entered into an Asset Purchase Agreement to purchase WLVQ – FM in Columbus, OH for $13.0 million as well as disposing of its last radio network, the Illinois Radio Network. The Company begin operating WLVQ – FM pursuant to a Local Marketing Agreement as of November 16, 2015. The Company closed on its purchase of WLVQ on February 3, 2016.

Saga's 2015 4th Quarter and Year End conference call will be on Tuesday, March 8, 2016 at 11:00 a.m. EST. The dial-in number for the call is (612) 234-9960. A transcript of the call will be posted to the Company's website.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EST on March 8, 2016 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual" and "same station" information by segment as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 67 FM and 32 AM radio stations, 4 television stations and 5 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Months Ended
December 31, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Operating Results
Net operating revenue	$ 35,606	$ 36,371	$ 132,856	$ 133,998
Station operating expense	25,868	25,612	97,268	98,424
Corporate general and administrative	2,449	2,321	10,091	8,901
Other operating expense (income), net	94	(1,210)	541	(1,210)
Impairment of intangible assets	874	1,936	874	1,936
Operating income	6,321	7,712	24,082	25,947
Interest expense	174	252	888	1,064
Write-off of debt issuance costs	-	-	557	-
Other income	-	(33)	(417)	(71)
Income tax expense	2,450	3,050	9,640	10,050
Net income	$ 3,697	$ 4,443	$ 13,414	$ 14,904

Earnings Per Share
Basic	$ 0.63	$ 0.77	$ 2.31	$ 2.57
Diluted	$ 0.63	$ 0.76	$ 2.29	$ 2.55

Weighted average common shares	5,732	5,709	5,706	5,700
Weighted average common and common
equivalent shares	5,741	5,757	5,740	5,753

Free Cash Flow
Net income	$ 3,697	$ 4,443	$ 13,414	$ 14,904
Plus: Depreciation and amortization:
Station	1,842	1,682	6,534	6,434
Corporate	56	63	290	268
Write-off of debt issuance costs	-	-	557	-
Deferred tax provision	910	1,255	3,640	3,385
Non-cash compensation	455	254	1,655	826
Other operating expense (income), net	94	(1,210)	541	(1,210)
Impairment of intangible assets	874	1,936	874	1,936
Other income	-	(33)	(417)	(71)
Less: Capital expenditures	(1,116)	(1,723)	(5,543)	(5,524)
Free cash flow	$ 6,812	$ 6,667	$ 21,545	$ 20,948

			December 31,
			2015	2014
Balance Sheet Data
Working capital			$ 33,557	$ 30,554
Net fixed assets			$ 58,131	$ 55,187
Net intangible assets and other assets			$ 98,545	$ 93,270
Total assets			$ 204,571	$ 192,044
Long-term debt			$ 36,365	$ 36,078
Stockholders' equity			$ 122,816	$ 115,245

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Consolidated
Net operating revenue	$ 35,606	$ 36,371	$ 34,237	$ 35,644	$ 36,187	$ 38,638
Station operating expense	25,868	25,612	24,593	25,164	26,325	27,217
Corporate general and administrative	2,449	2,321	2,449	2,321	2,449	2,321
Other operating expense (income), net	94	(1,210)	22	-	94	(1,210)
Impairment of intangible assets	874	1,936	874	1,936	874	1,936
Operating income	6,321	7,712	$ 6,299	$ 6,223	6,445	8,374
Interest expense	174	252			174	252
Other income	-	(33)			-	(33)
Income tax expense	2,450	3,050			2,501	3,322
Net income	$ 3,697	$ 4,443			$ 3,770	$ 4,833
Earnings per share:
Basic	$ 0.63	$ 0.77			$ 0.66	$ 0.85
Diluted	$ 0.63	$ 0.76			$ 0.66	$ 0.84

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Radio Segment
Net operating revenue	$ 29,963	$ 30,451	$ 28,594	$ 29,724	$ 30,544	$ 32,718
Station operating expense	22,122	22,146	20,847	21,698	22,579	23,751
Other operating expense (income), net	85	(1,210)	13	-	85	(1,210)
Impairment of intangible assets	874	1,936	874	1,936	874	1,936
Operating income	$ 6,882	$ 7,579	$ 6,860	$ 6,090	$ 7,006	$ 8,241

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Television Segment
Net operating revenue	$ 5,643	$ 5,920	$ 5,643	$ 5,920	$ 5,643	$ 5,920
Station operating expense	3,746	3,466	3,746	3,466	3,746	3,466
Other operating expense (income), net	(1)	-	(1)	-	(1)	-
Operating income	$ 1,898	$ 2,454	$ 1,898	$ 2,454	$ 1,898	$ 2,454

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Depreciation and amortization
by segment
Radio Segment	$ 1,459	$ 1,312	$ 1,265	$ 1,316	$ 1,459	$ 1,459
Television Segment	383	370	383	370	383	370
Corporate and Other	56	63	56	63	56	63
	$ 1,898	$ 1,745	$ 1,704	$ 1,749	$ 1,898	$ 1,892

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2015 occurred as of January 1, 2014.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Consolidated
Net operating revenue	$ 132,856	$ 133,998	$ 130,916	$ 131,582	$ 139,458	$ 143,238
Station operating expense	97,268	98,424	95,484	96,145	102,226	104,912
Corporate general and administrative	10,091	8,901	10,091	8,901	10,091	8,901
Other operating expense (income), net	541	(1,210)	69	-	541	(1,210)
Impairment of intangible assets	874	1,936	874	1,936	874	1,936
Operating income	24,082	25,947	$ 24,398	$ 24,600	25,726	28,699
Interest expense	888	1,064			888	1,064
Write-off of debt issuance costs	557	-			557	-
Other income	(417)	(71)			(417)	(71)
Income tax expense	9,640	10,050			10,314	11,179
Net income	$ 13,414	$ 14,904			$ 14,384	$ 16,527
Earnings per share:
Basic	$ 2.31	$ 2.57			$ 2.52	$ 2.90
Diluted	$ 2.29	$ 2.55			$ 2.51	$ 2.87

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Radio Segment
Net operating revenue	$ 111,792	$ 113,627	$ 109,852	$ 111,211	118,394	122,867
Station operating expense	83,188	85,167	81,404	82,888	88,146	91,655
Other operating expense (income), net	499	(1,210)	27	-	499	(1,210)
Impairment of intangible assets	874	1,936	874	1,936	874	1,936
Operating income	$ 27,231	$ 27,734	$ 27,547	$ 26,387	$ 28,875	$ 30,486

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Television Segment
Net operating revenue	$ 21,064	$ 20,371	$ 21,064	$ 20,371	21,064	20,371
Station operating expense	14,080	13,257	14,080	13,257	14,080	13,257
Other operating expense (income), net	32	-	32	-	32	-
Operating income	$ 6,952	$ 7,114	$ 6,952	$ 7,114	$ 6,952	$ 7,114

	Actual		Same Station (1)		Pro Forma (2)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2015	2014	2015	2014	2015	2014
Depreciation and amortization
by segment
Radio Segment	$ 5,135	$ 5,023	$ 4,846	$ 4,962	$ 5,530	$ 5,662
Television Segment	1,399	1,411	1,399	1,411	1,399	1,411
Corporate and Other	290	268	290	268	290	268
	$ 6,824	$ 6,702	$ 6,535	$ 6,641	$ 7,219	$ 7,341

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2015 occurred as of January 1, 2014.

Saga Communications, Inc.
Selected Supplemental Financial Data
December 31, 2015
(amounts in 000's except ratios)
(Unaudited)

	Twelve Months		Trailing
	Ended	Add:	Twelve Months Ended
	December 31,	Proforma	December 31,
	2015	Acquisitions	2015	2014 (2)
Trailing 12 Month Consolidated Earnings Before Interest
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$13,414	$970	$14,384	$14,904
Exclusions:
Gain (loss) on sale of assets	(541)	-	(541)	1,281
Gain on insurance claim	417	-	417	-
Impairment of intangible assets	(874)	-	(874)	(1,936)
Write-off of debt issuance costs	(557)	-	(557)	-
Other	119	-	119	213
Total exclusions	(1,436)	-	(1,436)	(442)

Consolidated adjusted net income (1)	14,850	970	15,820	15,346
Plus: Interest expense	888	-	888	1,064
Income tax expense	9,640	674	10,314	10,050
Depreciation & amortization expense	6,824	395	7,219	6,702
Amortization of television syndicated programming contracts	637	-	637	637
Non-cash stock based compensation expense	1,655	-	1,655	826
Less: Cash television programming payments	(635)	-	(635)	(627)
Trailing twelve month consolidated EBITDA (1)	$33,859	$2,039	$35,898	$33,998

Total long-term debt, including current maturities			$36,365	$36,078
Divided by trailing twelve month consolidated EBITDA (1)			35,898	33,998
Leverage ratio			1.0	1.1

(1) As defined in the Company's credit facility.
(2)	December 31, 2014 did not include any proforma acquisitions

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2015 and 2014
(amounts in 000's)
(Unaudited)

Reconciliation of Actual (historical) Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2015	Period	2015	2014	Period	2014
Consolidated
Net operating revenue	$ 35,606	$ (1,369)	$ 34,237	$ 36,371	$ (727)	$ 35,644
Station operating expense	25,868	(1,275)	24,593	25,612	(448)	25,164
Corporate general and administrative	2,449	-	2,449	2,321	-	2,321
Other operating expense (income), net	94	(72)	22	(1,210)	1,210	-
Impairment of intangible assets	874	-	874	1,936	-	1,936
Operating income	$ 6,321	$ (22)	$ 6,299	$ 7,712	$ (1,489)	$ 6,223

Depreciation and amortization	$ 1,898	$ (194)	$ 1,704	$ 1,745	$ 4	$ 1,749

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2015	Period	2015	2014	Period	2014
Radio Segment
Net operating revenue	$ 29,963	$ (1,369)	$ 28,594	$ 30,451	$ (727)	$ 29,724
Station operating expense	22,122	(1,275)	20,847	22,146	(448)	21,698
Other operating expense (income), net	85	(72)	13	(1,210)	1,210	-
Impairment of intangible assets	874	-	874	1,936	-	1,936
Operating income	$ 6,882	$ (22)	$ 6,860	$ 7,579	$ (1,489)	$ 6,090

Depreciation and amortization	$ 1,459	$ (194)	$ 1,265	$ 1,312	$ 4	$ 1,316

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2015	Period	2015	2014	Period	2014
Television Segment
Net operating revenue	$ 5,643	$ -	$ 5,643	$ 5,920	$ -	$ 5,920
Station operating expense	3,746	-	3,746	3,466	-	3,466
Other operating expense (income), net	(1)	-	(1)	-	-	-
Operating income	$ 1,898	$ -	$ 1,898	$ 2,454	$ -	$ 2,454

Depreciation and amortization	$ 383	$ -	$ 383	$ 370	$ -	$ 370

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2015 and 2014
(amounts in 000's)
(Unaudited)

Reconciliation of Actual (historical) Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2015	Period	2015	2014	Period	2014
Consolidated
Net operating revenue	$ 132,856	$ (1,940)	$ 130,916	$ 133,998	$ (2,416)	$ 131,582
Station operating expense	97,268	(1,784)	95,484	98,424	(2,279)	96,145
Corporate general and administrative	10,091	-	10,091	8,901	-	8,901
Other operating expense (income), net	541	(472)	69	(1,210)	1,210	-
Impairment of intangible assets	874	-	874	1,936	-	1,936
Operating income	$ 24,082	$ 316	$ 24,398	$ 25,947	$ (1,347)	$ 24,600

Depreciation and amortization	$ 6,824	$ (289)	$ 6,535	$ 6,702	$ (61)	$ 6,641

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2015	Period	2015	2014	Period	2014
Radio Segment
Net operating revenue	$ 111,792	$ (1,940)	$ 109,852	$ 113,627	$ (2,416)	$ 111,211
Station operating expense	83,188	(1,784)	81,404	85,167	(2,279)	82,888
Other operating expense (income), net	499	(472)	27	(1,210)	1,210	-
Impairment of intangible assets	874	-	874	1,936	-	1,936
Operating income	$ 27,231	$ 316	$ 27,547	$ 27,734	$ (1,347)	$ 26,387

Depreciation and amortization	$ 5,135	$ (289)	$ 4,846	$ 5,023	$ (61)	$ 4,962

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2015	Period	2015	2014	Period	2014
Television Segment
Net operating revenue	$ 21,064	$ -	$ 21,064	$ 20,371	$ -	$ 20,371
Station operating expense	14,080	-	14,080	13,257	-	13,257
Other operating expense (income), net	32	-	32	-	-	-
Operating income	$ 6,952	$ -	$ 6,952	$ 7,114	$ -	$ 7,114

Depreciation and amortization	$ 1,399	$ -	$ 1,399	$ 1,411	$ -	$ 1,411

CONTACT: Samuel D. Bush, 313/886-7070